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                                                                   Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Amendment No. 8 to the Registration Statement on Form S-3 of our report dated January 25, 2002 relating to the financial statements and the financial statement schedule, which appears in MicroStrategy Incorporated's Annual Report on Form 10-K for the year ended December 31, 2001. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/  PRICEWATERHOUSECOOPERS LLP

McLean, Virginia
June 20, 2002